Exhibit 99.1
Micro Focus Shareholders Approve All Cash Acquisition by OpenText
Waterloo, ON – October 18, 2022 - OpenTextTM (NASDAQ: OTEX), (TSX: OTEX) confirms that shareholders of Micro Focus International plc (LSE: MCRO) today approved the terms of the recommended all-cash offer by OpenText, through its wholly-owned subsidiary, Open Text UK Holding Limited (Bidco), to acquire the entire issued and to be issued share capital of Micro Focus and (NYSE (ADS): MFGP) as announced on August 25, 2022 (the Acquisition).
Micro Focus has announced the voting results today and a copy of the announcement is available at https://www.microfocus.com/en-us/investors. The Acquisition remains subject to satisfaction of the conditions set out in the circular to Micro Focus shareholders in relation to the Acquisition (the Scheme Document), including regulatory clearances. Subject to satisfaction of such conditions, the Acquisition is expected to close in the first quarter of calendar year 2023. Full details and the terms and conditions of the Acquisition can be found at https://investors.opentext.com.
“We are pleased that Micro Focus shareholders have approved the offer,” said OpenText CEO & CTO Mark J. Barrenechea. “We have achieved an important milestone in our path towards completing the Acquisition. Upon closing, OpenText will be one of the world’s largest software and cloud businesses. We look forward to welcoming Micro Focus customers, partners and employees to OpenText.”
Advisors
Barclays Bank PLC is serving as sole financial advisor to OpenText. Allen & Overy LLP and
Cleary Gottlieb Steen & Hamilton LLP are acting as legal advisors to OpenText.
About OpenText
OpenText, The Information Company™, enables organizations to gain insight through market leading information management solutions, powered by OpenText Cloud Editions. For more information about OpenText (NASDAQ: OTEX, TSX: OTEX) visit opentext.com.
Additional Information
U.S. shareholders (and Micro Focus ADS Holders) should note that the Acquisition relates to an offer for the shares of a UK company that is a “foreign private issuer” as defined under Rule 3b-4 under the U.S. Securities Exchange Act of 1934, as amended (the Exchange Act), and is being made by means of a scheme of arrangement provided for under English company law. The Acquisition, implemented by way of a scheme of arrangement, is not subject to the tender offer rules or the proxy solicitation rules under the Exchange Act. Accordingly, the Acquisition is subject to the procedural and disclosure requirements, rules and practices applicable to a scheme of arrangement involving a target company in the UK listed on the London Stock Exchange, which differ from the requirements of the U.S. tender offer and proxy solicitation rules. If, in the future, OpenText and/or Bidco exercises its right to implement the Acquisition by way of a takeover offer and determines to extend the takeover offer into the United States, the Acquisition will be made in compliance with applicable U.S. securities laws and regulations, including Sections 14(d) and 14(e) of the Exchange Act and Regulations 14D and 14E thereunder. Such a takeover offer would be made in the United States by OpenText and/or Bidco and no one else.
Cautionary Statement Regarding Forward-Looking Statements
The Acquisition will be subject to the applicable requirements of English law, the UK City Code on Takeovers and Mergers (the Takeover Code), the UK Panel on Takeovers and Mergers, the London Stock Exchange and the UK Financial Conduct Authority.

This press release is for information purposes only and is not intended to and does not constitute or form any part of an offer to purchase, or solicitation of an offer to buy, any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise. The Acquisition shall be made solely by means of the Scheme Document which, together with the forms of proxy, shall contain the full terms and conditions of the Acquisition. Any decision in respect of, or other response to, the Acquisition should be made only on the basis of the information in the Scheme Document (or, if the Acquisition is implemented by way of a takeover offer, the takeover offer document).
This press release contains forward-looking statements or information (forward-looking statements) within the meaning of the Private Securities Litigation Reform Act of 1995, Section 21E of the Exchange Act, Section 27A of the U.S. Securities Act of 1933, as amended (the Securities Act), and other applicable securities laws of the United States and Canada, and is subject to the safe harbors created by those provisions. All statements other than statements of historical facts are statements that could be deemed forward-looking statements. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “could,” “would,” “might,” “will” and variations of these words or similar expressions are intended to identify forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements, and are based on our current expectations, forecasts and projections about the operating environment, economies and markets in which we operate. Forward-looking statements reflect our current estimates, beliefs and assumptions, which are based on management’s perception of historic trends, current conditions and expected future developments, as well as other factors it believes are appropriate in the circumstances. Our estimates, beliefs and assumptions are inherently subject to significant business, economic, competitive and other uncertainties and contingencies regarding future events and, as such, are subject to change. We can give no assurance that such estimates, beliefs and assumptions will prove to be correct.
These forward-looking statements involve known and unknown risks and uncertainties, such as those relating to the inability to obtain required regulatory approvals for the Acquisition, the timing of obtaining such approvals and the risk that such approvals may result in the imposition of conditions that could adversely affect, following completion of the Acquisition (if completed), the enlarged group (the Enlarged Group) or the expected benefits of the Acquisition (including as noted in any forward-looking financial information), the risk that a condition to closing of the Acquisition may not be satisfied on a timely basis or at all, the failure of the Acquisition to close for any other reason, uncertainties as to access to available financing (including refinancing of debt) on a timely basis and on reasonable terms, the expected effects of the Acquisition, on us, the acquired company and, following completion of the Acquisition (if completed), the Enlarged Group, the expected timing and scope of the Acquisition, all statements regarding our (and the Enlarged Group’s) expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, the timing impact and other uncertainties of future or planned acquisitions or disposals or offers, the inability of the Enlarged Group to realize successfully any anticipated synergy benefits when the Acquisition is implemented (including changes to the board and/or employee composition of the Enlarged Group), our inability to integrate successfully the acquired company’s operations and programs when the Acquisition is implemented, the Enlarged Group incurring and/or experiencing unanticipated costs and/or delays (including IT system failures, cyber-crime, fraud and pension scheme liabilities), or difficulties relating to the Acquisition when the Acquisition is implemented, actual and potential risks and uncertainties relating to the ultimate geographic spread of COVID-19, the severity and duration of the COVID-19 pandemic and issues relating to the resurgence of COVID-19 and/or new strains or variants of COVID-19, including actions that have been and may be taken by governmental authorities to contain COVID-19 or to treat its impact, including the availability, effectiveness and use of treatments and vaccines, and the effect on the global economy and financial markets as well as the potential adverse effect on our business, operations, and financial performance, the impact of the Russia-Ukraine conflict on our business, including our decision to cease all direct business in Russia and Belarus and with known Russian-owned companies, as well as our ability to develop, protect and maintain our intellectual property and proprietary technology and to operate without infringing on the proprietary rights of others. We rely on a combination of copyright, patent, trademark and trade secret laws, non-disclosure agreements and other contractual provisions to establish and maintain our proprietary rights, which are important to our success. From time to time, we may also enforce our intellectual property rights through litigation in line with our strategic and business objectives.
The actual results that we achieve may differ materially from any forward-looking statements, which reflect management's current expectations and projections about future results only as of the date hereof. We undertake no obligation to revise or publicly release the results of any revisions to these forward-looking statements. For additional information with respect to risks and other factors which could materially affect our business, financial condition, operating results and prospects, including these forward-looking statements, see our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other securities filings we make with the SEC and other securities regulators. For these reasons, we caution you not to place undue reliance upon any forward-looking statements.

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Further information, please contact:
Harry E. Blount
Senior Vice President, Investor Relations
OpenText Corporation
415-963-0825
investors@opentext.com